UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-4132
RIVERSOURCE SELECTED SERIES, INC.
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota	55474

(Address of principal executive offices)	(Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: 03/31
Date of reporting period: 12/31

Portfolio of Investments
RiverSource Precious Metals and Mining Fund
Dec. 31, 2009 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in Securities
Common Stocks (99.4%)(c)

Issuer	Shares		Value(a)
Australia (1.0%)
Centamin Egypt	375,165	(b)	$742,937
Equinox Minerals	204,478	(b)	796,226

Total			1,539,163

Canada (58.8%)
Agnico-Eagle Mines	94,848		5,121,792
Agrium	51,814		3,186,561
Alamos Gold	182,757	(b)	2,185,395
Barrick Gold	146,823		5,781,890
Detour Gold	196,606	(b)	3,346,807
Eastern Platinum	1,243,724	(b,d)	1,089,377
Eldorado Gold	499,440	(b,d)	7,094,447
Endeavour Silver	258,918	(b,d)	944,120
European Goldfields	192,129	(b)	1,112,149
First Quantum Minerals	27,879	(d)	2,130,310
Gammon Gold	274,864	(b)	3,038,201
Goldcorp	276,681		10,884,630
Greystar Resources	139,431	(b)	775,244
IAMGOLD	343,008		5,391,600
Ivanhoe Mines	64,501	(b)	942,360
Kinross Gold	487,018		8,961,131
New Gold	934,491	(b)	3,401,547
Northgate Minerals	392,924	(b)	1,212,048
PAN American Silver	95,192	(b)	2,266,522
Potash Corp of Saskatchewan	7,388		801,598
Red Back Mining	269,585	(b)	3,849,935
Semafo	279,009	(b)	1,176,761
Silver Standard Resources	227,208	(b,d)	4,969,039
Silver Wheaton	321,451	(b)	4,859,948
Yamana Gold	645,336		7,343,924

Total			91,867,336

Chile (0.5%)
SQM ADR	20,829		782,546

Peru (4.3%)
Compania de Minas Buenaventura ADR	198,841		6,655,208

South Africa (13.7%)
AngloGold Ashanti ADR	173,973	(d)	6,990,235
Gold Fields ADR	603,172	(d)	7,907,585
Randgold Resources ADR	81,156		6,421,063

Total			21,318,883

United Kingdom (1.1%)
Lonmin	55,126	(b)	1,732,990

Issuer	Shares		Value(a)
United States (20.0%)
Allied Nevada Gold	146,736	(b)	2,218,470
Alpha Natural Resources	20,284	(b)	879,920
Century Aluminum	121,421	(b)	1,965,806
Cliffs Natural Resources	25,434		1,172,253
Freeport-McMoRan Copper & Gold	163,357	(b)	13,115,933
Jaguar Mining	110,766	(b)	1,245,440
Massey Energy	32,405		1,361,334
Mosaic	54,778		3,271,889
Newmont Mining	92,536		4,377,878
Peabody Energy	18,770		848,592
Terra Inds	23,556		758,268

Total			31,215,783

Total Common Stocks (Cost: $108,999,366)			$155,111,909

Money Market Fund (0.1%)

	Shares		Value(a)
RiverSource Short-Term Cash Fund, 0.18%	105,089	(e)	$105,089

Total Money Market Fund (Cost: $105,089)			$105,089

Investments of Cash Collateral Received for Securities on Loan (8.2%)

	Shares	Value(a)
Cash Collateral Reinvestment Fund
JPMorgan Prime Money Market Fund	12,831,921	$12,831,921

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $12,831,921)		$12,831,921

Total Investments in Securities (Cost: $121,936,376)(f)		$168,048,919

Summary of Investments in Securities by Industry
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2009:

	Percentage of net
Industry	assets	Value(a)
Chemicals	5.6%	$8,800,862
Metals & Mining	91.8	143,221,201
Oil, Gas & Consumable Fuels	2.0	3,089,846
Other(1)	2.1	12,937,010

Total		$168,048,919

(1)	Cash & Cash Equivalents.
Investments in Derivatives
Forward Foreign Currency Contracts Open at Dec. 31, 2009

			Unrealized	Unrealized
Exchange date	Currency to be delivered	Currency to be received	appreciation	depreciation

Jan. 4, 2010	721,124	691,528	$4,971	$—
	Canadian Dollar	U.S. Dollar

Notes to Portfolio of Investments

ADR — American Depository Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements in the most recent Semiannual Report dated Sept. 30, 2009.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars.

(d)	At Dec. 31, 2009, security was partially or fully on loan.

(e)	Affiliated Money Market Fund – The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f)	At Dec. 31, 2009, the cost of securities for federal income tax purposes was approximately $121,936,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$46,276,000
Unrealized depreciation	(163,000)

Net unrealized appreciation	$46,113,000

Fair Value Measurements
Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Valuation of securities in the most recent Semiannual Report dated Sept. 30, 2009.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.
The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2009:

	Fair value at Dec. 31, 2009
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total

Equity Securities
Common Stocks (a)
Metals & Mining	$141,488,211	$1,732,990	$—	$143,221,201
All Other Industries (b)	11,890,708	—	—	11,890,708

Total Equity Securities	153,378,919	1,732,990	—	155,111,909

Other
Affiliated Money Market Fund (c)	105,089	—	—	105,089
Investments of Cash Collateral Received for Securities on Loan	12,831,921	—	—	12,831,921

Total Other	12,937,010	—	—	12,937,010

Total	$166,315,929	$1,732,990	$—	$168,048,919

(a)	Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.

(b)	All industry classifications are identified in the Portfolio of Investments.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.

Item 2.	Control and Procedures.
(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Separate certification for the Registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) RiverSource Selected Series, Inc.

By	/s/ Patrick T. Bannigan Patrick T. Bannigan
President and Principal Executive Officer

Date	March 1, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Patrick T. Bannigan Patrick T. Bannigan
President and Principal Executive Officer

Date	March 1, 2010

By	/s/ Jeffrey P. Fox Jeffrey P. Fox
Treasurer and Principal Financial Officer

Date	March 1, 2010